Exhibit 23.3



                          INDEPENDENT AUDITOR'S CONSENT



     We consent to the use in this Registration Statement of Community Bank of Georgia, Inc. on Amendment No. 1 to Form SB-2 of our report, dated February 28, 2003, except for Notes A1 and A4 dated April 2, 2003, appearing in this Registration Statement. We also consent to the reference to our Firm under the captions "Experts" in such Registration Statement.


                                     /s/ THIGPEN, JONES, SEATON & CO., P.C.



Dublin, Georgia
July 14, 2003



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